CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Pre-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-213338), of our report dated April 28, 2016, relating to the financial statements and financial highlights of Variable Separate Account, which appear in such Registration Statement. We also consent to the use in this Registration Statement of our report dated April 28, 2016, relating to the consolidated financial statements of American General Life Insurance Company, which appear in such Registration Statement. We also consent to the reference to us under the heading “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
December 13, 2016